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                                                                   EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in Amendment No. 1 to the Registration Statement (No. 333-18719) of Data Processing Resources Corporation on Form S-1 of our report dated September 19, 1996 (October 25, 1996 as to Note 12), appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Costa Mesa, California

January 6, 1997